                                                                    EXHIBIT 10.1


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                               GUARANTY AGREEMENT


                            dated as of July 25, 2005


                                      from


                           THE GUARANTORS NAMED HEREIN


                               for the benefit of


                            THE HOLDERS OF THE NOTES


================================================================================

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                                TABLE OF CONTENTS

SECTION                                               HEADING                                          PAGE
SECTION 1.        GUARANTY...............................................................................1

SECTION 2.        REPRESENTATIONS AND WARRANTIES.........................................................3

SECTION 3.        GUARANTOR'S OBLIGATIONS UNCONDITIONAL..................................................5

SECTION 4.        AFFIRMATIVE COVENANTS.................................................................11

SECTION 5.        NEGATIVE COVENANTS....................................................................12

SECTION 6.        FULL RECOURSE OBLIGATIONS.............................................................13

SECTION 7.        WAIVER................................................................................13

SECTION 8.        WAIVER OF SUBROGATION, REINSTATEMENT..................................................14

SECTION 9.        SUBORDINATION.........................................................................15

SECTION 10.       EFFECT OF BANKRUPTCY PROCEEDINGS, ETC.................................................15

SECTION 11.       TERM OF GUARANTY......................................................................16

SECTION 12.       CONTRIBUTION..........................................................................16

SECTION 13.       PAYMENT OF ADDITIONAL AMOUNTS.........................................................17

SECTION 14.       LIMITATION OF LIABILITY...............................................................18

SECTION 15.       NEGATIVE PLEDGE.......................................................................19

SECTION 16.       SUPPLEMENTAL AGREEMENT................................................................19

SECTION 17.       DEFINITIONS AND TERMS GENERALLY.......................................................19

SECTION 18.       NOTICES...............................................................................20

SECTION 19.       AMENDMENTS, ETC.......................................................................21

SECTION 20.       SUBMISSION TO JURISDICTION, CONSENT TO JURISDICTION; SERVICE OF PROCESS...............21

SECTION 21.       WAIVER OF JURY TRIAL..................................................................22

SECTION 22.       SURVIVAL..............................................................................22

SECTION 23.       SEVERABILITY..........................................................................23

SECTION 24.       SUCCESSORS AND ASSIGNS................................................................23

SECTION 25.       TABLE OF CONTENTS; HEADINGS...........................................................23

SECTION 26.       COUNTERPARTS..........................................................................23

SECTION 27.       GOVERNING LAW.........................................................................23

SECTION 28.       COVENANT COMPLIANCE...................................................................23

SECTION 29.       APPOINTMENT OF PROCESS AGENT..........................................................24

SECTION 30.       CONVERSION OF JUDGMENT CURRENCY.......................................................24

                                       ii
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         GUARANTY AGREEMENT, dated as of July 25, 2005 (the "Guaranty"), from each of:

                  (i) Ninotsminda Oil Company Limited, a company incorporated and existing in the Republic of Cyprus, CanArgo (Nazvrevi) Limited, a company incorporated and existing in Island of Guernsey, CanArgo Norio Limited, a company incorporated and existing in the Republic of Cyprus, CanArgo Samgori Limited, a company incorporated and existing in Island of Guernsey, CanArgo Limited, a company incorporated and existing in Island of Guernsey, Tethys Petroleum Investments Limited, a company incorporated and existing in Island of Guernsey, and CanArgo Limited, a company incorporated and existing in Ontario, Canada; and

                  (ii) such New Material Subsidiaries as shall become parties hereto in accordance with Section 16 hereof (each such New Material Subsidiary and those listed in clause (i), a "Guarantor" and collectively the "Guarantors"), for the ratable benefit of the holders from time to time of the Notes (as defined below) (the "holders"). Capitalized terms used herein are defined in
Section 17 hereof or in the Note Purchase Agreement referred to below.

         WHEREAS, CanArgo Energy Corporation, a Delaware corporation (the "Company") will authorize the issue and sale of US$25,000,000.00 aggregate principal amount of its Senior Secured Notes due July 25, 2009, (the "Notes") pursuant to the Note Purchase Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Note Purchase Agreement") among the Company and the Purchasers named therein.

         WHEREAS, each of the Guarantors is a direct or indirect Subsidiary of the Company.

         WHEREAS, the Company has agreed that all of its Material Subsidiaries will guarantee the Company's obligations under the Notes as described in the Notes and the Note Purchase Agreement.

         WHEREAS, each Guarantor acknowledges that it will derive substantial benefits from the issuance of the Notes.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed and to induce the holders to purchase the Notes, each of the Guarantors, intending to be legally bound, hereby agrees for the benefit of the holders, as follows:

SECTION 1. GUARANTY.

         Each Guarantor with all other Guarantors, hereby absolutely, unconditionally and irrevocably, jointly and severally guarantees, as a primary obligor and not merely as a surety, to each holder of the Notes and its successors and assigns, the full and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the principal at the applicable Redemption Price and interest on (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to the Company) the Notes and all other amounts under the Note Purchase Agreement and all other obligations, agreements and covenants of the Company now or hereafter existing under the Notes, the Note Purchase Agreement or any of the other Loan Documents, whether for principal, at the applicable Redemption Price, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. Section 101 et seq., (the "Bankruptcy Code")), indemnification payments, damages payable under the Loan Documents, expenses (including reasonable attorneys' fees and expenses) or otherwise, and all reasonable costs and expenses, if any, actually incurred by any holder in connection with enforcing any rights under this Guaranty (all such obligations being the "Guaranteed Obligations"), and agrees to pay any and all reasonable expenses incurred by each holder in enforcing this Guaranty; provided that, notwithstanding anything contained herein, in the Note or in the Note Purchase Agreement to the contrary, the maximum liability of each Guarantor hereunder and under the Notes and the Note Purchase Agreement shall in no event exceed such Guarantor's Maximum Guaranteed Amount, and provided further, each Guarantor shall be unconditionally required to pay all amounts demanded of it hereunder prior to any determination of such Maximum Guaranteed Amount and the recipient of such payment, if so required by a final non-appealable order of a court of competent jurisdiction, shall then be liable for the refund of any amounts received in excess of such Guarantor's Maximum Guaranteed Amount. If any such rebate or refund is ever required, all other Guarantors (and the Company) shall be fully liable for the repayment thereof to the maximum extent allowed by applicable law. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not a guaranty of collectibility and is in no way conditioned upon any attempt to collect from the Company, another Guarantor or any other action, occurrence or circumstance whatsoever. Each Guarantor agrees that the Guaranteed Obligations may at any time and from to time exceed the Maximum Guaranteed Amount of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the holders of the Notes hereunder.

         Notwithstanding any stay, injunction or other prohibition preventing such action against the Company, if for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to perform and (in the case of the payment of Guaranteed Obligations) pay such amounts as and when the same shall become due and (in the case of the payment of Guaranteed Obligations) payable or to perform or comply with any other Guaranteed Obligation, whether or not such failure or inability shall constitute an "Event of Default" under the Note Purchase Agreement or the Notes, each Guarantor will forthwith (in the case of the payment of Guaranteed Obligations) pay or cause to be paid such amounts to the holders, in lawful money of the United States of America, at the place specified in the Note Purchase Agreement, or perform or comply with such Guaranteed Obligations or cause such Guaranteed Obligations to be performed or complied with (in the case of the payment of Guaranteed Obligations), together with interest (in the amounts and to the extent required under such Notes and the Note Purchase Agreement) on any amount due and owing. Each Guarantor shall be entitled to assume that any person stated in this Guaranty as being entitled to make a demand and receive payment hereunder is so entitled and, in connection therewith, to rely on written communications received from such persons as being genuine and having been duly authorized by all necessary legal action.

         All payments of principal at the applicable the Redemption Price, and interest on the Notes by a Guarantor hereunder shall be paid ratably (based on the outstanding principal amount of the Notes) to each holder and all payments of fees, expenses and other amounts shall be paid to the holder that incurred such fees, expenses and other amounts, subject to any limitations set forth in the Loan Documents.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

         Each Guarantor hereby represents and warrants as follows:

                  (a) All representations and warranties contained in the Note Purchase Agreement that relate to such Guarantor that are not qualified by materiality are true and correct in all Material respects and all representations and warranties contained in the Note Purchase Agreement that relate to such Guarantor that are qualified by materiality are true and correct.

                  (b) Such Guarantor acknowledges that, any default in the due observance or performance by such Guarantor of any covenant, condition or agreement contained herein shall constitute an Event of Default. The Guarantors shall have an opportunity to cure a default under Section 4 or Sections 5.1, or 5.5 for a period of 30 days after the earlier of
         (i) a Responsible Officer obtaining Knowledge of such default and (ii) the Guarantor receiving written notice of such default from any holder of a Note.

                  (c) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or expressly waived.

                  (d) Such Guarantor has, independently and without reliance upon any holder of the Notes and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. Such Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Guaranty, and the Board of Directors (or other similar governing body) of such Guarantor has decided that a direct and/or an indirect benefit will accrue to such Guarantor by reason of the execution of this Guaranty.

                  (e) (i) This Guaranty is not given with actual intent to hinder, delay or defraud any Person to which such Guarantor is or will become, on or after the date hereof, indebted; (ii) such Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty; (iii) such Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with such Guarantor constitutes an unreasonably small amount of capital; and (v) such Guarantor does not intend to incur debts that will be beyond such Guarantor's ability to pay as such debts mature.

                  (f) Each Guarantor is a corporation or other legal entity duly incorporated, formed or organized and validly existing under the laws of its country, state or province of organization, and has the full corporate or other power, authority and legal right under the laws of its jurisdiction of organization or formation to conduct its business as presently conducted and to execute, deliver and perform its obligations under this Guaranty.

                  (g) The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate or other action on the part of each Guarantor, and does not require any consent or approval of, or the giving of notice to, or the taking of any other action in respect of, any stockholder or trustee or holder of any indebtedness or obligations of such Guarantor. This Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms, except that such enforceability is subject to any limitations arising from bankruptcy, insolvency, liquidation, moratorium, reorganization and other similar laws of general application relating to or affecting the rights of creditors or pledgees and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (h) The execution, delivery and performance of this Guaranty does not and will not conflict with or result in any violation of or default under any provision of the Certificate or Articles (as the case may be) of Incorporation, by-laws, Memorandum and Articles of Association or other constitutional documents, of any Guarantor, or any indenture, mortgage, deed of trust, instrument, law, rule or regulation binding on any Guarantor or to which a Guarantor is a party, except such as could not be reasonably expected to result in a Material Adverse Effect.

                  (i) The execution, delivery and performance of this Guaranty does not and will not result in violation of any judgment or order applicable to any Guarantor or result in the creation or imposition of any Lien not permitted by Section 5.3 hereof on any of the properties or revenues of any Guarantor pursuant to any requirement of applicable law or any indenture, mortgage, deed of trust or other instrument to which such Guarantor is a party, except such as could not be reasonably expected to result in a Material Adverse Effect.

                  (j) The execution, delivery and performance of this Guaranty does not and will not conflict with and does not and, to the Knowledge of the Guarantor, will not require any consent, approval or authorization of, or registration or filing with, any governmental authority or agency of the United States, Canada, Island of Guernsey or the Republic of Cyprus or any state, province or territory thereof, except such as are contemplated by the Note Purchase Agreement or the failure so to file or obtain such consents, approvals or authorizations could not reasonably be expected to result in a Material Adverse Effect.

                  (k) Except as may be limited by applicable law or proceedings in bankruptcy each Guarantor's obligations under this Guaranty are at least pari passu in right of payment with all other unsecured claims against the general creditors of such Guarantor.

                  (l) Each Guarantor has validly and irrevocably submitted to the jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York.

                  (m) The choice of the laws of the State of New York to govern this Guaranty is valid and binding.

                  (n) The execution, delivery and performance by each Guarantor of this Guaranty will not render such Guarantor insolvent, nor is it being made in contemplation of such Guarantor's insolvency, and the Guarantor does not have an unreasonably small capital.

                  (o) There are no pending or, to the Knowledge of any Guarantor, threatened actions or proceedings against or affecting such Guarantor or any of its properties by or before any court or administrative agency or arbiter that would materially adversely affect the ability of such Guarantor to perform its obligations hereunder or call into question the validity or enforceability of this Guaranty in any material respect.

                  (p) No Guarantor is in breach of or default under or with respect to any instrument, document or agreement binding upon such Guarantor which breach or default is reasonably likely to have a Material Adverse Effect or result in the creation of a Lien on any property of such Guarantor other than Liens permitted under Section
         5.3. Each Guarantor is in compliance with all applicable requirements of law except such non-compliance as would not have a Material Adverse Effect.

SECTION 3. GUARANTOR'S OBLIGATIONS UNCONDITIONAL.

         (a) This Guaranty shall constitute a guarantee of payment, performance and compliance and not of collection, and each Guarantor specifically agrees that it shall not be necessary, and that such Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of such Guarantor under this Guaranty or requiring payment or performance of the Guaranteed Obligations by any Guarantor hereunder, or at any time thereafter, that any holder: (a) file suit or proceed to obtain or assert a claim for personal judgment against the Company or any other Person that may be liable for or with respect to any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from the Company or any other Person that may be liable for or with respect to such Guaranteed Obligation, except for the making of the demands, when appropriate, described in
Section 1; (c) foreclose against, or seek to realize upon security now or hereafter existing for such Guaranteed Obligations; (d) exercise or assert any other right or remedy to which such holder is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or
(e) assert or file any claim against the assets of the Company or any other Person liable for any Guaranteed Obligation. Each Guarantor agrees that

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this Guaranty shall be continuing, and that the Guaranteed Obligations will be paid and performed in accordance with their terms and the terms of this Guaranty, and are the primary, absolute and unconditional obligations of such Guarantor, irrespective of the value, genuineness, validity, legality, regularity or enforceability or lack thereof of any part of the Guaranteed Obligations or any agreement or instrument relating to the Guaranteed Obligations or this Guaranty, or the existence of any indemnities with respect to the existence of any other guarantee of or security for any of the Guaranteed Obligations, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than the defense of payment), it being the intent of this Section 3 that the obligations of each Guarantor hereunder shall be irrevocable, primary, absolute and unconditional under any and all circumstances.

         (b) Each Guarantor hereby expressly waives notice of acceptance of and reliance upon this Guaranty, diligence, presentment, demand of payment or performance, protest and all other notices whatsoever, any requirement that any holder of the Notes exhaust any right, power or remedy or proceed against the Company or against any other Person under any other guarantee of, or security for, or any other agreement, regarding any of the Guaranteed Obligations. Each Guarantor further agrees that the occurrence of any event or other circumstance that might otherwise vary the risk of the Company or such Guarantor or constitute a defense (legal or equitable) available to, or a discharge of, or a counterclaim or right of set-off by, the Company or such Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), shall not affect the liability of the Guarantor hereunder.

         (c) The obligations of each Guarantor under this Guaranty are not subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment or defense based upon any claim such Guarantor or any other Person may have against the Company, any holder or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or condition whatsoever (whether or not such Guarantor or the Company shall have any Knowledge or notice thereof), including:

                  (i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with the Company, the holder, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

                  (ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by any holder to the Company or any other Person liable on the Guaranteed Obligations, or the failure of any holder to assert any claim or demand or to exercise any right or remedy against the Company or any other Person under the provisions of the Note Purchase Agreement, the Notes, the other Loan Documents or otherwise; or any rescission, waiver, amendment or modification of, or any release from

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         any of the terms or provisions of, the Note Purchase Agreement, the
         Notes, any other Loan Documents, any guarantee or any other agreement;

                  (iii) the insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of the Company or any other such Person, or any change, restructuring or termination of the structure or existence of the Company or any other such Person, or any sale, lease or transfer of any or all of the assets of the Company or any other such Person, or any change in the shareholders, partners, or members of the Company or any other such Person; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

                  (iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, the Company or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the Company or any other Person, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

                  (v) any full or partial release of the liability of the Company on the Guaranteed Obligations or any part thereof, of any co-guarantors, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Guarantor that such Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any parties other than the Company and the other Guarantors will be liable to perform the Guaranteed Obligations, or that the holder will look to other parties to perform the Guaranteed Obligations;

                  (vi) the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

                 (vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

                (viii) the failure of any holder or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

                  (ix) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Guarantor that such Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral;

                  (x) any payment by the Company to any holder being held to constitute a preference under any Fraudulent Conveyance Law (as hereinafter defined), or for any reason the holder being required to refund such payment or pay such amount to the Company or someone else;

                  (xi) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices such Guarantor or increases the likelihood that such Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of such Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

                  (xii) the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

                  (xiii) any other circumstance (including any statute of limitations) that might in any manner or to any extent otherwise constitute a defense (other than the defense of payment) available to, vary the risk of, or operate as a discharge of, the Company or any Person as a matter of law or equity;

                  (xiv) any change in the ownership of any shares of capital stock of the Company, or any change in the relationship between the Company and such Guarantor or any termination of any such relationship;

                  (xv) any default, failure or delay, willful or otherwise, in the performance by the Company, any Guarantor or any other Person of any obligations of any kind or character whatsoever under the Note Purchase Agreement, the Notes, the other Loan Documents or any other agreement;

                  (xvi) any merger or consolidation of the Company or any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares or Equity Interests of the Company, any Guarantor or any other Person;

                  (xvii) in respect of the Company, any Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any national, federal, provincial or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

                  (xvii) any other occurrence, circumstance, or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, other and any circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against such Guarantor (other than the defense of payment);

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations of each Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of all obligations of the Company under the Note Purchase Agreement, the Notes and the other Loan Documents in accordance with their respective terms as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company or any Guarantor shall default under or in respect of the terms of the Notes, the Note Purchase Agreement and the other Loan Documents and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company or any Guarantor thereunder, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default so long as any Guaranteed Obligations remain outstanding. All waivers herein contained shall be without prejudice to the holder at its option to proceed against the Company, any Guarantor or other Person, whether by separate action or by joinder.

         (d) Each Guarantor hereby consents and agrees that any holder from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such holder may deem advisable consistent with the provisions of the Loan Documents:

                  (i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any debt, liability or obligation of the Company or any Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligations of the Company on the Note Purchase Agreement, the Notes or the other Loan Documents or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

                  (ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such holder as direct or indirect security for the payment or performance of any debt, liability or obligation of the Company, any Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company on the Note Purchase Agreement, the Notes or the other Loan Documents.

Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

         (e) All rights of any holder may be transferred or assigned at any time in accordance with the Note Purchase Agreement and the Notes and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Notes in accordance with the Note Purchase Agreement without the consent of or notice to any Guarantor under this Guaranty.

         (f) No holder shall be under any obligation: (i) to marshal any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company or any Guarantor under or in respect of the Notes or the obligations of the Company and the Guarantors under the Note Purchase Agreement or other Loan Documents or (ii) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors' burden, any right to which each Guarantor hereby expressly waives.

         (g) Each Guarantor in existence under the laws of the Island of Guernsey, hereby waives any present or future right it may now or at any time in the future have in respect of its obligations or liabilities under this Agreement pursuant to either or both of the droit de discussion and the droit de division.

SECTION 4. AFFIRMATIVE COVENANTS.

         Each Guarantor covenants on its own behalf and on behalf of the other Guarantors and the Company that so long as any of the Notes are outstanding:

         Section 4.1. Compliance with Law. Each Guarantor will comply with all applicable laws, ordinances or governmental rules or regulations to which it is subject, including, without limitation, applicable Environmental Laws, in all respects, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case except to the extent that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 4.2. Insurance. Each Guarantor will maintain with insurers which on the date the policy commences are financially sound and reputable, insurance with respect to their respective Material properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         Section 4.3. Maintenance of Properties. Each Guarantor will maintain and keep, or cause to be maintained and kept, its respective Properties constituting Material tangible personal property in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be conducted in the ordinary course at all times, provided that this Section 4.3 shall not prevent such Guarantor from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and such Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 4.4. Payment of Taxes and Claims. Each Guarantor will file all tax returns required to be filed by such Guarantor in any jurisdiction and to pay and discharge all taxes shown to be properly due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on such Guarantor or any of its properties, assets, income or franchises, to the extent such taxes and assessments have become properly due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have become a Lien on properties or assets of such Guarantor, provided that no Guarantor need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by such Guarantor on a timely basis in good faith and in appropriate proceedings, and the Guarantor has established adequate reserves therefor in accordance with appropriate GAAP on the books of such Guarantor or (ii) the nonpayment of all such taxes and assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 4.5. Corporate Existence, etc. Each Guarantor will at all times preserve and keep in full force and effect its corporate or other company existence. Subject to Sections 5.2 and 5.8, each Guarantor will at all times preserve and keep in full force and effect its corporate or other company existence (unless merged into the Company or another Guarantor) and all of its rights and franchises unless, in the good faith judgment of such Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate or other company existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 5.2.

         Section 4.6. Additional Subsidiaries. All Material Subsidiaries of any Guarantor formed or acquired after the date of the Closing shall execute a Supplemental Agreement substantially in the form of Exhibit A attached hereto.

         Section 4.7. Additional Security. Upon the reasonable request of the Required Holders, each Guarantor shall promptly provide any additional security as requested by the Required Holders, including, without limitation, any additional pledges, charges, collateral assignments, security agreements and/or any other encumbrance or lien in favor of the holders of the Notes. In addition, upon the reasonable request of the Required Holders, each Guarantor shall also provide any requested legal opinions relating to such security and certificates of the Guarantor certifying true and correct copies of any authorizing resolutions relating to such security. Each Guarantor acknowledges and agrees that it is the intent of the Parties to cause the Notes to be secured by all Material assets of the CanArgo Group Members.

SECTION 5. NEGATIVE COVENANTS.

         Each Guarantor covenants, on its own behalf and on behalf of all the other Guarantors and the Company that so long as any of the Notes are outstanding and unless approved in writing by the Required Holders:

         Section 5.1. Transactions with Affiliates. Except for transactions disclosed in the Note Purchase Agreement, no Guarantor will enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of Material properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Guarantor), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Guarantor's business and upon fair and reasonable terms no less favorable to such Guarantor than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         Section 5.2. Merger, Consolidation, etc. Each Guarantor will not consolidate with or merge with any other corporation or company or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that such Guarantor may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, another Guarantor or the Company and (y) convey, transfer or lease all of its assets in compliance with the provisions of Section 5.8, provided immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing).

         Section 5.3. Liens. Each Guarantor will not directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of such Guarantor, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except Liens permitted pursuant to the terms of
Section 11.3 of the Note Purchase Agreement.

         Section 5.4. Indebtedness. No Guarantor will, at any time without the consent of the Required Holders, issue any secured or unsecured Indebtedness, other than such Indebtedness permitted to be issued pursuant to Section 11.9 of the Note Purchase Agreement.

         Section 5.5. Line of Business. No Guarantor will engage to any substantial extent in any business other than the businesses in which such Guarantor is engaged on the date of this Guaranty and businesses reasonably related thereto or in furtherance thereof.

         Section 5.6. Restricted Payments. No Guarantor will declare or make, any Restricted Payments (as defined hereunder), except (a) such Guarantor may declare and pay (x) dividends with respect to its equity interests payable solely in additional shares of its equity interests or Indebtedness and (y) interest and principal on Indebtedness owed to the Company or another Guarantor, in either case which does not contravene the provisions of this Agreement and
(b) such Guarantor may make Distributions pursuant to and in accordance with stock incentive plans or other benefit plans for management or employees of such Guarantor.

         Section 5.7. Sale-and-Leasebacks. No Guarantor will enter into any Sale-and-Leaseback Transaction.

         Section 5.8. Sale of Assets, etc.

                      (1) Sale of Assets, etc. No Guarantor will make any
              Transfer other than Transfers permitted by Section 11.8(1) of the Note Purchase Agreement.

                      (2) Disposal of Ownership of a Guarantor. No Guarantor
              will sell or otherwise dispose of any shares of stock in any other Guarantor, nor will any Guarantor issue, sell or otherwise dispose of any shares of its own stock except as permitted pursuant to
              Section 11.8(2) of the Note Purchase Agreement.

SECTION 6. FULL RECOURSE OBLIGATIONS.

         Subject to the limitations of Section 14, the obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

SECTION 7. WAIVER.

         Each Guarantor unconditionally waives, to the extent permitted by applicable law:

                  (a) notice of any of the matters referred to in Sections 4 or 5 (other than notices specifically required by the terms of this Agreement or the Note Purchase Agreement);

                  (b) notice to such Guarantor of the incurrence of any of the Guaranteed Obligations, notice to such Guarantor of any breach or default by the Company or such Guarantor with respect to any of the Guaranteed Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the holder against such Guarantor;

                  (c) presentment to the Company or such Guarantor or of payment from the Company or such Guarantor with respect to any Note or other Guaranteed Obligation or protest for nonpayment or dishonor;

                  (d) any right to the enforcement, assertion, exercise or exhaustion by the holder of any right, power, privilege or remedy conferred in any Note, the Note Purchase Agreement, any other Loan Document or otherwise;

                  (e) any requirement of diligence on the part of any holder;

                  (f) any requirement to mitigate the damages resulting from any default under the Notes, the Note Purchase Agreement or any other Loan Document;

                  (g) any notice of any sale, transfer or other disposition of any right, title to or interest in any Note or other Guaranteed Obligation by the holder, assignee or participant thereof, or in the Note Purchase Agreement;

                  (h) any release of any Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder; and

                  (i) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Guarantor.

SECTION 8. WAIVER OF SUBROGATION; REINSTATEMENT.

         Notwithstanding any payment or payments made by any Guarantor hereunder, or any application by the holder of any security or of any credits or claims, no Guarantor will assert or exercise any rights of the holder or of such Guarantor against the Company or another Guarantor to recover the amount of any payment made by such Guarantor to the holders of any Notes by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and such Guarantor shall not have any right of recourse to or any claim against assets or property of the Company or any other Guarantor, in each case unless and until the Guaranteed Obligations have been paid in full. Until such time (but not thereafter), each Guarantor hereby expressly waives any right to exercise any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Company or any other Guarantor that arises under the Notes, the Note Purchase Agreement, the other Loan Documents or from the performance by any Guarantor of the guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the holder against the Company or any Guarantor, or any security that the holder now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to a Guarantor by the Company or another Guarantor after payment in full of the Guaranteed Obligations and all or any portion of the Guaranteed Obligations shall thereafter be reinstated in whole or in part and the holder is required to repay any sums received by any of them in payment of the Guaranteed Obligations other than by reason of such holder's fraud, gross negligence or willful misconduct (as determined by a final non-appealable order of a court of competent jurisdiction) this Guaranty shall be automatically reinstated and such amount shall be held in trust for the benefit of the holders and shall forthwith be paid to the holder to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. Until after expiration of all applicable statutes of limitations the provisions of this Section shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company or any other Guarantor by virtue of any payment, court order or any Federal or state law.

SECTION 9. SUBORDINATION.

         If any Guarantor becomes the holder of any Indebtedness payable by the Company or another Guarantor, each Guarantor hereby subordinates all Indebtedness owing to it from the Company or such other Guarantor to all Indebtedness of the Company to the holders of the Notes until payment or performance in full of the Guaranteed Obligations, and agrees that during the continuance of any Event of Default it shall not accept any payment on the same until payment in full of the Guaranteed Obligations and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such Indebtedness. If any amount shall nevertheless be paid in violation of the foregoing to a Guarantor by the Company or another Guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the holder and shall forthwith be paid to the holder to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

SECTION 10. EFFECT OF BANKRUPTCY PROCEEDINGS, ETC.

         (a) If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of, the Guaranteed Obligations, any holder is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (i) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (ii) for any other similar reason, including, without limitation, (x) any judgment, decree or order of any court or administrative body having jurisdiction over any holder or any of their respective properties or (y) any settlement or compromise of any such claim effected by any holder with any such claimant (including the Company) other than as a result of, in connection with or attributable to any fraud, gross negligence, willful misconduct (as determined by a final non-appealable order of a court of competent jurisdiction), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds had not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise, and the Guarantors, jointly and severally, shall be liable to pay the holder, and hereby do indemnify the holder and hold it harmless for, the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys' fees, court costs and expenses attributable thereto) actually incurred by any holder in defense of any claim made against any of them that any payment or proceeds received by any holder in respect of all or part of the Guaranteed Obligations must be surrendered. Until after the expiration of all applicable statutes of limitations, the provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or United States, Canadian, Republic of Cyprus, Island of Guernsey or other federal, provincial, territorial or state law.

         (b) If an event permitting the acceleration of the maturity of any of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of any case or proceeding contemplated by Section 10(a) hereof, then, for the purpose of defining the obligation of any Guarantor under this Guaranty, the maturity of the principal amount of the Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if an acceleration had occurred in accordance with the terms of such Guaranteed Obligations, and such Guarantor shall forthwith pay such principal amount, all accrued and unpaid interest thereon, and all other Guaranteed Obligations, due or that would have become due but for such case or proceeding, without further notice or demand.

SECTION 11. TERM OF GUARANTY.

         This Guaranty and all guarantees, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the principal of and interest on the Notes, the other Guaranteed Obligations and other independent payment obligations of such Guarantor under this Guaranty shall be indefeasibly paid in cash and performed in full, and all of the agreements of each of the other Guarantors hereunder shall be duly paid in cash and performed in full.

SECTION 12. CONTRIBUTION.

         In order to provide for just and equitable contribution among the Guarantors, each Guarantor agrees that, to the extent any Guarantor makes any payment hereunder on any date which, when added to all preceding payments made by such Guarantor hereunder, would result in the aggregate payments by such Guarantor hereunder exceeding its proportionate share of all payments then or theretofore made by all Guarantors hereunder, such Guarantor shall have a right of contribution against each other Guarantor whose aggregate payments then or theretofore made hereunder are less than its proportionate share of all payments by all Guarantors then or theretofore made hereunder, in an amount such that, after giving effect to any such contribution rights, each Guarantor will have paid only its proportionate share of all payments by all Guarantors then or theretofore made hereunder.

SECTION 13. PAYMENT OF ADDITIONAL AMOUNTS

         (a) All payments made by any Guarantor on or with respect to the Notes, or with respect to any obligation under this Guaranty, will be made without withholding or deduction for any taxes imposed by any taxing authority outside the United States, unless required by law or the interpretation or administration thereof by the relevant taxing authority. If such Guarantor is obligated to withhold or deduct any amount on account of such taxes ("Required Withholding Taxes") from any payment made on or with respect to the notes, such Guarantor will:

              (i) make such withholding or deduction;

              (ii) remit the full amount deducted or withheld to the relevant government authority in accordance with the applicable law;

              (iii) pay such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by the holders (including Additional Amounts) after such withholding or deduction will not be less than the amount the holder would have received if such Required Withholding Taxes had not been withheld or deducted taking into account any tax benefits received by holder by virtue of the payment of any such Required Withholding Tax;

              (iv) furnish to the holder, within 30 days after the date of the payment of any taxes is due, an official receipt of the relevant government authorities for all amounts deducted or withheld, or if such receipts are not obtainable, other evidence of payment by such Guarantor of those taxes;

              (v) reimburse, indemnify and hold the holder harmless, other than as described below, for the amount of:

                   (A) any taxes (including interest and penalties) paid or incurred by any holder (whether by withholding or otherwise) as a result of the payment of any Additional Amounts made on or with respect thereto, and

                   (B) any taxes imposed with respect to any reimbursement under the preceding clause or this clause, and

              (vi) at least 15 days prior to each date on which any Additional Amounts are payable, deliver to the holder an officers' certificate setting forth the calculation of the Additional Amounts to be paid and such other information as the holder may reasonably request with respect thereto.

         (b) Notwithstanding the foregoing, each Guarantor will not pay Additional Amounts in respect of a beneficial owner of a note with respect to a Required Withholding Tax:

              (i) which is a net income tax (or a franchise tax imposed in lieu thereof), other than any such tax imposed on or with respect to an Additional Amount, to which such beneficial owner is subject solely by reason of its being engaged in trade or business or having a permanent establishment or other fixed base (as defined in an applicable income tax treaty), otherwise than by the mere acquisition, holding or disposition of Notes or the receipt of payments thereunder, or the execution and performance (including enforcement) of the Guaranty, within the jurisdiction (or any province, territory or other political subdivision thereof) requiring the payment or withholding of such Required Withholding Tax; or

              (ii) which would not be imposed but for the failure to satisfy any certification, identification, qualification, registration or other reporting, qualification or registration or similar requirements whether imposed by statute, treaty, regulation or administrative practice; provided, however, that such Guarantor has delivered a request to the holder to comply with such requirements reasonably prior to the date by which such compliance is required by giving the holder reasonably sufficient time to satisfy those requirements; provided further, that if the holder or beneficial owner is unwilling or legally unable to satisfy such certification, identification, qualification, registration or other reporting, qualification or registration or similar requirements, such unwillingness or legal inability shall constitute a failure to satisfy such requirements for purposes hereof.

         (c) Any reference in this Guaranty to any amount payable under or with respect to any Note, or under or with respect to this Guaranty, will be deemed to include the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof. The Guarantor's obligation to make payments of Additional Amounts will survive any termination of this Agreement or the defeasance of any rights hereunder until after the expiration of its obligations hereunder as herein provided.

SECTION 14. LIMITATION OF LIABILITY.

         Each Guarantor hereby confirms that it is the intention of such Guarantor that the guarantee by such Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar applicable United States, Canadian, Island of Guernsey or Republic of Cyprus, federal, state, provincial or territorial law (all such statutes and laws are collectively referred to as "Fraudulent Conveyance Laws"). To effectuate the foregoing intention, the obligations of each Guarantor under this Guaranty shall be limited to the amount as will, after giving effect to all rights to receive any collections from or payments by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor pursuant to
Section 12 hereof, result in the obligations of such Guarantor under this Guaranty not constituting such a fraudulent transfer or conveyance. In the event that the liability of any Guarantor hereunder is limited pursuant to this
Section 14 to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.

SECTION 15. NEGATIVE PLEDGE.

         Except as permitted under Section 5.3, no Guarantor will create any Lien on its assets to any other Person during the pendency of this Guaranty unless such Lien is authorized under the other Loan Documents.

SECTION 16. SUPPLEMENTAL AGREEMENT.

         Upon execution and delivery by a New Material Subsidiary of a Supplemental Agreement substantially in the form of Exhibit A hereto, such New Material Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

SECTION 17. DEFINITIONS AND TERMS GENERALLY.

         (a) Unless otherwise defined herein, capitalized terms defined in the Note Purchase Agreement are used herein as defined therein. In addition, the following terms shall have the following meanings.

         "Affiliate" means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

         "Fraudulent Conveyance Laws" has the meaning specified in Section 14 hereof.

         "Guaranteed Obligations" has the meaning specified in Section 1 hereof.

         "Guarantor" has the meaning specified in the introduction hereto.

         "Guaranty" has the meaning specified in the introduction hereto.

         "holder" has the meaning specified in the introduction hereto.

         "Material Subsidiaries" has the meaning ascribed to it in the Note Purchase Agreement.

         "Maximum Guaranteed Amount" shall mean, for each Guarantor, the maximum amount which any Guarantor could pay under this Guaranty without having such payment set aside as a fraudulent transfer or conveyance or similar action under Fraudulent Conveyance Law.

         "New Material Subsidiaries" means a direct or indirect Subsidiary of the Company which has become a Material Subsidiary.

         "Note Purchase Agreement" has the meanings specified in the Recitals hereto.

         "Notes" has the meanings specified in the Recitals hereto.

         "Restricted Payments" means

         (a) any Distribution in respect of the Company or any Guarantor (other than on account of capital stock or other equity interests of a Material Subsidiary of the Company or a Guarantor owned legally and beneficially by the Company or a Guarantor or Indebtedness (as defined in the Note Purchase Agreement) authorized under the Loan Documents, including, without limitation, any Distribution resulting in the acquisition by the Company or a Guarantor of securities which would constitute treasury stock), and

         (b) any payment, repayment, redemption, retirement, repurchase or other acquisition, direct or indirect, by the Company or any Guarantor of, on account of, or in respect of, the principal of any Indebtedness that is pari passu with the Notes prior to the regularly scheduled maturity date thereof (as in effect on the date such debt was originally incurred) unless authorized under the Loan Documents.

For purposes of this Guaranty, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

         "United States Dollar" means the lawful currency of the United States of America.

         (b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Guaranty unless the context shall otherwise require.

SECTION 18. NOTICES.

         All notices under the terms and provisions hereof shall be in writing (with charges prepaid), and shall be delivered or sent by hand, by telecopy, by express courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed,

                  (a) if to any holder, at the address set forth in the Note Purchase Agreement, or at such other address as any such holder shall from time to time designate to the Company,

                  (b) if to a Guarantor, at the address such Guarantor set forth on the signature pages hereto or at such other address as such Guarantor shall from time to time designate in writing to the holder.

         A notice or communication shall be deemed to have been duly given and effective:

                  (a) when delivered (whether or not accepted), if personally delivered;

                  (b) ten Business Days after being deposited in the mail, postage prepaid, if delivered by first-class mail (whether or not accepted);

                  (c) when sent, if sent via facsimile;

                  (d) when delivered if sent by registered or certified mail (whether or not accepted); and

                  (e) four Business Days after the day on which the same has been delivered to an overnight air courier, with charges prepaid (whether or not accepted).

SECTION 19. AMENDMENTS, ETC.

         No amendment, alteration, modification or waiver of any term or provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and consented to by the Required Holders, provided, however, that any amendment, alteration, modification or waiver of the terms and conditions contained in
Section 1 hereof shall require consent from each holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 20. SUBMISSION TO JURISDICTION; CONSENT TO JURISDICTION; SERVICE OF
            PROCESS.

         (a) Each Guarantor irrevocably submits to the nonexclusive in personam jurisdiction of any New York State or federal court sitting in New York County, New York over any suit, action or proceeding arising out of or relating to this Guaranty or the Notes. To the fullest extent it may effectively do so under applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (b) Each Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 20 brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

         (c) Each Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 20 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of each Guarantor specified in Section 18 or at such other address of which you shall then have been notified pursuant to said Section or to any agent for service of process appointed pursuant to the provisions of Section 29. Each Guarantor agrees that such service upon receipt
(i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the full extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

         (d) Nothing in this Section 20 shall affect the right of any holder of Notes to serve process in any manner permitted by law, or limit any right that the holder of any of the Notes may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

         (e) In the event process is served pursuant to Section 20(a), the holders shall endeavor to provide the applicable Guarantor with a copy of such process promptly after delivering service of process in accordance with Section 20(a). The Parties agree that any delay or failure to comply with this Section 20(e) shall in no way constitute a defense of the Guarantors and each Guarantor covenants not to use any such failure as a defense of any kind.

SECTION 21. WAIVER OF JURY TRIAL.

         EACH GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, THE NOTE PURCHASE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

SECTION 22. SURVIVAL.

         All warranties, representations and covenants made by each Guarantor herein or in any written certificate or other instrument required to be delivered by it or on its behalf hereunder or under the Note Purchase Agreement shall be considered to have been relied upon by the holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any holder or on such holder's behalf until after the full satisfaction of all Guaranteed Obligations. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

SECTION 23. SEVERABILITY.

         Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

SECTION 24. SUCCESSORS AND ASSIGNS.

         The terms of this Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each holder of the Notes and its respective successors and assigns.

SECTION 25. TABLE OF CONTENTS; HEADINGS.

         The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty.

SECTION 26. COUNTERPARTS.

         This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

SECTION 27. GOVERNING LAW.

         This Guaranty shall in all respects be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 28. COVENANT COMPLIANCE.

         Each Guarantor agrees to comply with each of the covenants contained herein, in the Notes, in the Note Purchase Agreement and the other Loan Documents that imposes or purports to impose, by reference to such Guarantor, express or otherwise, through agreements with the Company, restrictions or obligations on such Guarantor.

SECTION 29. APPOINTMENT OF PROCESS AGENT.

         Each Guarantor irrevocably hereby designates and appoints Satterlee Stephens Burke & Burke LLP, at its office at 230 Park Avenue, Suite 1130, New York, N.Y. 10169, Attention: Peter A Basilevsky Esq., as its authorized agent to accept and acknowledge on behalf service of each Guarantor of any and all process which may be served in any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in
Section 19, and agrees that service upon such authorized agent shall be deemed in every respect service of process upon a Guarantor or its respective successors or assigns, and, to the extent permitted by applicable law, shall be taken and held to be valid personal service upon it. Such designation and appointment shall be irrevocable. Each Guarantor represents and warrants that Satterlee Stephens Burke & Burke LLP has agreed to act as such agent for the Company for service of process on behalf of each Guarantor. Each Guarantor will take all action, including the filing of any and all documents and instruments, as may be necessary to continue in full force and effect the designation and appointment as such agent of Satterlee Stephens Burke & Burke LLP or any successor corporation or such other corporation as shall be satisfactory to the holder, so that each Guarantor shall at all times have an agent of the Company for service of process for the above purposes in the County of New York, State of New York.

SECTION 30. CONVERSION OF JUDGMENT CURRENCY.

         If, for the purposes of obtaining or enforcing judgment against either the holder or a Guarantor in any court in any jurisdiction, it becomes necessary to convert into the currency of the jurisdiction giving such judgment (the "Judgment Currency") an amount due hereunder in U.S. Dollars, then the date on which the rate of exchange for conversion is selected by that court is referred to herein as the "Conversion Date". If there is a change in the rate of exchange between the Judgment Currency and the U.S. Dollar between the Conversion Date and the actual receipt by the holder of the amount due hereunder or under such judgment, the Guarantor shall notwithstanding such judgment, pay all such additional amounts as may be necessary to ensure that the amount received by the holder in the Judgment Currency, when converted at the rate of exchange prevailing on the date of receipt, will equal the amount due in U.S. Dollars. The Guarantor's liability hereunder constitutes a separate and independent liability which shall not merge with any judgment or any partial payment or enforcement of payment of sums due under this Agreement. The term "rate of exchange", as used in this Section, includes any premiums or costs payable with the currency conversion then being effected.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each party hereto has caused this Guaranty to be duly executed as of the date first above written.


                                         NINOTSMINDA OIL COMPANY LIMITED


                                         By:
                                             ----------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------


                                             Address:


                                             Telecopy:

                                         CANARGO (NAZVREVI) LIMITED


                                         By:
                                             ----------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------


                                             Address:


                                             Telecopy:

                                         CANARGO NORIO LIMITED


                                         By:
                                             ----------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------


                                             Address:


                                             Telecopy:

                                         CANARGO SAMGORI LIMITED


                                         By:
                                             ----------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------


                                              Address:


                                              Telecopy:


                                         CANARGO LIMITED, a company organized
                                             and existing in Guernsey


                                         By:
                                             ----------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------


                                              Address:


                                              Telecopy:


                                         TETHYS PETROLEUM INVESTMENTS LIMITED


                                         By:
                                             ----------------------------------

                                             Name:
                                                  -----------------------------

                                             Title:
                                                   ----------------------------


                                              Address:


                                              Telecopy:

                                         CANARGO LTD., a company organized and
                                             existing in Ontario, Canada


                                         By:
                                            ----------------------------------

                                            Name:
                                                 -----------------------------

                                            Title:
                                                  ----------------------------


                                            Address:


                                            Telecopy:

                                    EXHIBIT A
                         FORM OF SUPPLEMENTAL AGREEMENT

         SUPPLEMENTAL AGREEMENT dated as of ____________, ____ from ______________, a _______ corporation (the "New Material Subsidiary"), for the benefit of the holder (as defined in the Guaranty referred to below). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Guaranty Agreement, dated as of July 25, 2005 (the "Guaranty"), from: Ninotsminda Oil Company Limited, a company incorporated and existing in the Republic of Cyprus, CanArgo (Nazvrevi) Limited, a company incorporated and existing in the Island of Guernsey, CanArgo Norio Limited, a company incorporated and existing in the Republic of Cyprus, CanArgo Samgori Limited, a company incorporated and existing in the Island of Guernsey, CanArgo Limited, a company incorporated and existing in the Island of Guernsey, Tethys Petroleum Investments Limited, a company incorporated and existing in the Island of Guernsey, and CanArgo Limited, a company incorporated and existing in Ontario, Canada and such other Affiliates (as defined below) as shall become parties thereto in accordance therewith, for the benefit of the holder (as such term is defined in such Guaranty).

         WHEREAS, CanArgo Energy Corporation, a Delaware corporation (the "Company") has issued US$25,000,000.00 aggregate principal amount of its Senior Secured Notes, due July 25, 2009, 2009 (the "Notes"), pursuant to Note Purchase Agreement, dated as of July 25, 2005 (as amended, modified or supplemented from time to time, the "Note Purchase Agreement") among the Company and the purchasers named therein.

         WHEREAS, the New Material Subsidiary is a direct or indirect Subsidiary of the Company.

         WHEREAS, all existing Material Subsidiaries of the Company have entered into the Guaranty.

         WHEREAS, the Note Purchase Agreement requires that all other Material Subsidiaries enter into the Guaranty (as a Guarantor).

         WHEREAS, the New Material Subsidiary acknowledges that it will derive substantial benefits from the issuance of the Notes.

         WHEREAS, the Guaranty specifies that additional Material Subsidiaries may become Guarantors under such Guaranty by execution and delivery of an instrument in the form of this Agreement. The undersigned New Material Subsidiary is executing this Agreement in accordance with the requirements of the Note Purchase Agreement in order to become a Guarantor under the Guaranty as consideration for the Notes previously purchased.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the New Material Subsidiary Guarantor agrees as follows:

         Section 1. Guaranty. In accordance with Section 16 of the Guaranty, the New Material Subsidiary by its signature hereto shall become a Guarantor under such Guaranty with the same force and effect as if originally named therein as a Guarantor (except as otherwise set forth in clause (b) of this Section 1) and the New Material Subsidiary hereby (a) agrees to all the terms and provisions of such Guaranty applicable to it as a Guarantor thereunder, (b) represents and warrants that, except as set forth in Schedule 1 hereto, the representations and warranties made by it as a Guarantor are true and correct in all Material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent that such representations and warranties refer to an earlier date, in which case they were true and correct in all Material respects as of such earlier date, (c) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of such Guaranty, and
(d) agrees that each reference to a "Guarantor" in such Guaranty shall be deemed to include the New Material Subsidiary.

         Section 2. Enforceability. The New Material Subsidiary hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by the New Material Subsidiary and constitutes a legal, valid and binding obligation of the New Material Subsidiary enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the applicability of creditors' rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 3. Effect on Guaranty. Except as expressly supplemented hereby, the Guaranty shall continue in full force and effect.

         Section 4. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 5. Savings Clause. To the fullest extent permitted under applicable law, in the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to the New Material Subsidiary, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 6. Notices. All communications to the New Material Subsidiary shall be given to it at the address or telecopy number set forth under its signature hereto.

         IN WITNESS WHEREOF, the New Material Subsidiary has duly executed this Agreement as of the day and year first above written.

                                           [NEW MATERIAL SUBSIDIARY]



                                           By:
                                              ----------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------


                                              Address:


                                              Telecopy:

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

                                      NONE